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                                                                  Exhibit 10.15



                             SUBADVISORY AGREEMENT

         AGREEMENT made as of the 1st day of July, 1999, between IVY MANAGEMENT, INC., 700 South Federal Highway, Boca Raton, Florida 33432 U.S.A., a Massachusetts corporation (hereinafter called the "Manager"), and GARMAISE INVESTMENT TECHNOLOGIES (US) INC., 30 St. Clair Avenue West, Suite 1110, Toronto, Ontario M4V 3A 1 Canada, a Delaware corporation (hereinafter called the "Subadviser").

         WHEREAS, Mackenzie Solutions (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Manager has entered into a Master Business and Investment Advisory Agreement dated as of June 28, 1999, as amended (the "Advisory Agreement"), with the Trust, pursuant to which the Manager acts as investment adviser to the portfolio assets of certain series of the Trust listed on Schedule A hereto, as amended from time to time (each a "Fund" and, collectively, the "Funds"); and

         WHEREAS, the Manager desires to utilize the services of the Subadviser as investment subadviser with respect to each Fund; and

         WHEREAS, the Subadviser is willing to perform such services on the terms and conditions hereinafter set forth:

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Duties of the Subadviser. The Subadviser will serve the Manager as investment subadviser with respect to each Fund.

         (a) As investment subadviser to the Funds, the Subadviser hereby agrees, in accordance with the Subadviser's best judgment and subject to the stated investment objectives, policies and restrictions of the Funds as set forth in the current prospectuses and statements of additional information of the Trust (including amendments) and in accordance with the Trust's Declaration of Trust, as amended, and By-laws governing the offering of its shares (collectively, the "Trust Documents"), the 1940 Act and the provisions of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), relating to regulated investment companies, and subject to such resolutions as from time to time may be adopted by the Trust's Board of Trustees, to render investment advice to the Manager as to the selection of the investment companies that shall comprise each Fund's portfolio (the "underlying funds") and the re-balancing once or twice yearly of each Fund's assets in underlying funds compatible with the investment objectives, policies and restrictions of the Funds as stated in the aforesaid prospectuses. The Subadviser shall have no responsibility for the implementation or execution of transactions which it recommends to the Manager for any Fund, such responsibility being solely with the Manager. The Subadviser shall dedicate approximately 75 hours per year of its time in connection with rendering investment advice to the Manager under this Agreement. Time involved in travel in connection with services provided under this Agreement will count towards the 75 hours.



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         (b)      The Subadviser shall (i) comply with all reasonable requests of the Trust for information, including information required in connection with the Trust's filings with the Securities and Exchange Commission (the "SEC") and state securities commissions, and (ii) provide such other services as the Subadviser shall from time to time determine to be necessary or useful to the administration of the Funds.

         (c) The Subadviser shall furnish to the Trust's Board of Trustees periodic reports on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

         (d) The investment advisory services provided by the Subadviser under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others, as long as such services do not impair the ability of the Subadviser to provide the services described herein.

2. Delivery of Documents to the Manager. The Subadviser has furnished the Manager with copies of each of the following documents:

         (a)      The Subadviser's current Form ADV and any amendments thereto;

         (b)      The Subadviser's most recent balance sheet; and

         (c)      The Code of Ethics of the Subadviser as currently in effect.

         The Subadviser will furnish the Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Additionally, the Subadviser will provide to the Manager such other documents relating to its services under this Agreement as the Manager may reasonably request on a periodic basis. Such amendments or supplements to items (a) through (c) above will be provided within 30 days of the time such materials became available to the Subadviser.

3. Expenses. The Subadviser shall pay all of its expenses arising from the performance of its obligations under Section 1, other than expenses incurred in connection with travel by the Subadviser to the Manager's offices or to other locations at the request of the Manager relating to the provision of services under this Agreement. Such travel expenses will be reimbursed by the Manager or an affiliate of the Manager.

4. Compensation. The Manager shall pay to the Subadviser for its services hereunder, and the Subadviser agrees to accept as full compensation therefor, a fee of US$50,000 per year. Such fee shall be paid quarterly in arrears in equal installments of US$12,500. To the extent that the Subadviser agrees to dedicate more than 75 hours per year in connection with rendering services under this Agreement, the Manager shall pay the Subadviser for such additional time at an hourly rate of US$667 (the "Hourly Rate"). The Subadviser will notify the Manager promptly if it appears that the Subadviser will dedicate more than 75 hours per year to providing services under this Agreement.

         If the Subadviser serves hereunder for less than the whole of any year, the fee hereunder shall be prorated as follows: The Subadviser shall be entitled to the full quarterly payment



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         described above for the quarter in which the Agreement is terminated;
         provided, however, that if the Subadviser has completed more than
         18.75 hours of work under this Agreement per quarter multiplied by the number of quarters concluded (the quarter in which such termination takes place counting as a full quarter), then the Subadviser shall be compensated for each additional hour in excess of such total at the Hourly Rate. If the Subadviser has completed less than the total of
         18.75 hours of work under this Agreement per quarter multiplied by the number of quarters concluded (the quarter in which the termination takes place counting as a full quarter), then the Hourly Rate will be deducted from the final payment under this Agreement for each hour less than such total.

         All fees for Subadviser's services shall be paid within 30 days after an invoice for such fees is delivered.

5. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and except as expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Funds, any other series of the Trust or the Manager in any way or otherwise be deemed to be an agent of the Trust, the Funds, any other series of the Trust or the Manager.

6. Term of Agreement. This Agreement shall continue in full force and effect until July 1, 2001, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act if the Subadviser shall not have notified the Manager in writing at least 60 days prior to July 1, 2001 or prior to July 1 of any year thereafter that it does not desire such continuance. This Agreement may be terminated at any time, without payment of penalty by a Fund, by vote of the Trust's Board of Trustees or a majority of the outstanding voting securities of the applicable Fund (as defined by the 1940 Act), or by the Manager or by the Subadviser upon 60 days' written notice. This Agreement will automatically terminate in the event of its assignment (as defined by the 1940 Act) or upon the termination of the Advisory Agreement.

7. Amendments. This Agreement may be amended by consent of the parties hereto provided that the consent of the applicable Fund is obtained in accordance with the requirements of the 1940 Act.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Subadviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Manager, the Trust or such persons as the Manager may designate in connection with the Funds. It is also understood that any information supplied to the Subadviser in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Funds, is to be regarded as confidential and for use only by the Subadviser in connection with its obligation to provide investment advice and other services to the Funds.

9. Representations and Warranties. The Subadviser hereby represents and warrants as follows:

         (a) The Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and such registration is current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;




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         (b)      The Subadviser has all requisite authority to enter into,
                  execute, deliver and perform the Subadviser's obligations under this Agreement;

         (c) The Subadviser' 5 performance of its obligations under this Agreement does not conflict with any law, regulation or order to which the Subadviser is subject; and

         (d) The Subadviser has reviewed the portion of (i) the registration statement filed with the SEC, as amended from time to time, for the Funds ("Registration Statement"), and
                  (ii) each Fund's prospectuses and statements of additional information (including amendments) thereto, in each case in the form received from the Manager with respect to the disclosure about the Subadviser and the Funds of which the Subadviser has knowledge ("Subadviser and Fund Information") and except as advised in writing to the Manager such Registration Statement, prospectuses and statements of additional information (including amendments) contain, as of their respective dates, no untrue statement of any material fact of which the Subadviser has knowledge and do not omit any statement of a material fact of which the Subadviser has knowledge which was required to be stated therein or necessary to make the statements contained therein not misleading.

10. Covenants. The Subadviser hereby covenants and agrees that, so long as this Agreement shall remain in effect:

         (a) The Subadviser shall maintain the Subadviser's registration as an investment adviser under the Advisers Act, and such registration shall at all times remain current, complete and in full compliance with all material applicable provisions of the Advisers Act and the rules and regulations thereunder;

         (b) The Subadviser's performance of its obligations under this Agreement shall not conflict with any law, regulation or order to which the Subadviser is then subject;

         (c) The Subadviser shall at all times comply with the Advisers Act and the 1940 Act, and all rules and regulations thereunder, and all other applicable laws and regulations, and the Registration Statement, prospectuses and statements of additional information (including amendments) and with any applicable procedures adopted by the Trust's Board of Trustees, provided that such procedures are identified in writing to the Subadviser;

         (d) The Subadviser shall promptly notify the Manager and the Funds upon the occurrence of any event that might disqualify or prevent the Subadviser from performing its duties under this Agreement. The Subadviser shall promptly notify the Manager and the Funds if there are any changes to its organizational structure or the Subadviser has become the subject of any adverse regulatory action imposed by any regulatory body or self-regulatory organization. The Subadviser further agrees to notify the Manager of any changes relating to it or the provision of services by it that would cause the Registration Statement, prospectuses or statements of additional information (including amendments) for




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                  the Funds to contain any untrue statement of a material fact or to omit to state a material fact which is required to be stated therein or is necessary to make the statements contained therein not misleading, in each case relating to Subadviser and Fund Information; and

         (e) The Subadviser will render advice to the Manager regarding the investment of each Fund's assets which is consistent with maintaining the Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code

11.      Use of Names.

         (a) The Subadviser acknowledges and agrees that the names "Mackenzie Solutions," "International Solutions" and "Ivy Management, Inc.," and abbreviations or logos associated with those names, are not the property of the Subadviser; and that the Subadviser shall use the names "Mackenzie Solutions," "International Solutions" and "Ivy Management, Inc.," and associated abbreviations and logos, only in connection with the Subadviser's performance of its duties hereunder. Further, in any communication with the public and in any marketing communications of any sort, Subadviser agrees to obtain prior written approval from Manager before using or referring to "Mackenzie Solutions," "International Solutions" and "Ivy Management, Inc.," or the Funds or any abbreviations or logos associated with those names.

         (b) The Manager acknowledges that "Garmaise," "Garmaise Investment Technologies (US) Inc." and "Garmaise Investment Technologies," and abbreviations or logos associated with those names, are valuable property of the Subadviser and its affiliates and are distinctive in connection with investment advisory and related services provided by the Subadviser, the "Garmaise" name is a property right of the Subadviser, and the "Garmaise," "Garmaise Investment Technologies (US) Inc." and "Garmaise Investment Technologies" names are understood to be used by each Fund upon the conditions hereinafter set forth; provided that each Fund may use such names only so long as the Subadviser shall be retained as the investment subadviser of the Fund pursuant to the terms of this Agreement.

         (c) The Subadviser acknowledges that each Fund and its agents may use the "Garmaise," "Garmaise Investment Technologies (US) Inc." and "Garmaise Investment Technologies" names in connection with accurately describing the activities of the Fund, including use with marketing and other promotional and informational material relating to the Fund with the prior written approval always of the Subadviser. In the event that the Subadviser shall cease to be the investment subadviser of a Fund, then the Fund at its own or the Manager's expense, upon the Subadviser's written request: (i) shall cease to use the Subadviser's name for any commercial purpose; and (ii) shall use its best efforts to cause the Fund's officers and trustees to take any and all actions which may be necessary or desirable to effect the foregoing and to reconvey to the Subadviser all rights which a Fund may have to such name. Manager agrees to take any and all reasonable actions as may be necessary or desirable to effect the foregoing and Subadviser agrees to allow the Funds and their agents a reasonable time to effectuate the foregoing.





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         (d)      The Subadviser hereby agrees and consents to the use of the
                  Sub adviser's name upon the foregoing terms and conditions.

12. Reports by the Subadviser and Records of the Funds. The Subadviser shall furnish the Manager information and reports necessary to the operation of the Funds, including information required to be disclosed in the Trust's Registration Statement, in such form as may be mutually agreed. The Subadviser shall immediately notify and forward to both the Manager and legal counsel for the Trust any legal process served upon it on behalf of the Manager or the Trust.

         At least annually, Subadviser will provide to Manager an accounting of the number of hours worked under this Agreement during the prior year. In the event that this Agreement is terminated, Subadviser will promptly provide to Manager an accounting of the number of hours worked under this Agreement since the last such accounting.

         In compliance with the requirements of Rule 31 a-3 under the 1940 Act, the Subadviser agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or the Manager any such records upon the Trust's or the Manager's request The Subadviser further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31 a-1(b) insofar as such records relate to the investment affairs of each Fund. The Subadviser further agrees to preserve for the periods prescribed by Rule 31 a-2 under the 1940 Act the records it maintains for the Trust.

13. Indemnification. The Subadviser agrees to indemnify and hold harmless the Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person') of the Manager and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), controls ("controlling person") the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager, the Trust or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of Subadviser's responsibilities as subadviser of the Funds only (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Subadviser, any of the Subadviser's employees or representatives or any affiliate of or any person acting on behalf of the Subadviser, or
         (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Subadviser to the Manager, the Trust or any affiliated person of the Manager or the Trust expressly for use in the Trust's Registration Statement, or upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's Registration Statement; provided, however, that in no case is the Subadviser's indemnity in favor of the Manager or any affiliated person or controlling person of the Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.





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         The Manager agrees to indemnify and hold harmless the Subadviser, any affiliated person of the Subadviser and each controlling person of the Subadviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Subadviser or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager's responsibilities as investment manager of the Funds (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence of the Manager, any of the Manager's employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, prospectuses or statements of additional information covering the Funds or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by the Subadviser, or any affiliated person of the Subadviser, expressly for use in the Trust's Registration Statement or other than upon verbal information confirmed by the Subadviser in writing expressly for use in the Trust's Registration Statement; provided, however, that in no case is the Manager's indemnity in favor of the Subadviser or any affiliated person or controlling person of the Subadviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. In addition, the Manager shall indemnify the Subadviser from liability for any actions commenced against the Subadviser by shareholders of a Fund which are unrelated to the services provided by the Subadviser under this Agreement or which do not relate to a breach by the Subadviser of its standard of care under this Agreement.

14. Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered or sent by pre-paid first class letter post to the following addresses or to such other address as the relevant addressee shall hereafter specify for such purpose to the others by notice in writing and shall be deemed to have been given at the time of delivery.





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         If to the Manager:       IVY MANAGEMENT, INC.
                                  Via Mizner Financial Plaza
                                  700 South Federal Highway
                                  Boca Raton, FL 33432, U.S.A.
                                  Attention: C. William Ferris

         If to the Trust:         Mackenzie Solutions
                                  Via Mizner Financial Plaza
                                  700 South Federal Highway
                                  Boca Raton, FL 33432, U.S.A.
                                  Attention: C. William Ferris

         If to the Subadviser:    GARMAISE INVESTMENT TECHNOLOGIES (US) INC.
                                  30 St. Clair Avenue West, Suite 1110
                                  Toronto, Ontario M4V 3A1, Canada
                                  Attention: Gordon Garmaise

15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

16. Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

         IN WITNESS WHEREOF, IVY MANAGEMENT, INC. AND GARMAISE INVESTMENT TECHNOLOGIES (US) INC. have each caused this instrument to be signed in duplicate on its behalf by the officer designated below thereunto duly authorized.


                                        IVY MANAGEMENT, INC.



                                        By: /s/
                                            -----------------------------------
                                             Title Senior Vice President



                                        GARMAISE INVESTMENT
                                        TECHNOLOGIES (US) INC.



                                        By: /s/
                                            -----------------------------------
                                             Title





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                                   SCHEDULE A
                        TO SUBADVISORY AGREEMENT BETWEEN
      IVY MANAGEMENT, INC. AND GARMAISE INVESTMENT TECHNOLOGIES (US) INC.
                            DATED AS OF JULY 1, 1999
                         ------------------------------



                                     Funds:


                INTERNATIONAL SOLUTIONS 1 - CONSERVATIVE GROWTH
                  INTERNATIONAL SOLUTIONS II- BALANCED GROWTH
                  INTERNATIONAL SOLUTIONS III- MODERATE GROWTH
                 INTERNATIONAL SOLUTIONS IV - LONG-TERM GROWTH INTERNATIONAL SOLUTIONS V - AGGRESSIVE GROWTH








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